Loss per share	6 Months Ended
Jun. 30, 2025
Loss Per Share
Loss per share

4.	Loss per share

Basic loss per share amounts are calculated by dividing the net loss for the period from continuing operations, attributable to ordinary equity holders of the parent company, by the weighted average number of ordinary shares outstanding during the period. As the Group made a loss for the period the diluted loss per share is equal to the basic loss per share.

	Six months ended June 30, 2025 unaudited £’000	Six months ended June 30, 2024 unaudited £’000
Numerator
Loss used in basic EPS and diluted EPS:	(3,806)	(3,308)
Denominator
Weighted average number of ordinary shares used in basic EPS	25,267,266,823	3,280,798,115

Basic and diluted loss per share:	£(0.0002)	£(0.001)

At a General Meeting on 11 June 2025, shareholders approved the subdivision and redesignation of the Company’s Issued Ordinary Shares of £0.00005 each into to one Ordinary Share of £0.000001 each and 49 ‘D’ Deferred Shares of £0.000001 each. The ‘D’ Deferred Shares have limited rights and are effectively valueless. The share sub-division and redesignation did not impact the calculation of the denominator as the number of Issued Ordinary Shares did not change.

The Company has considered the guidance set out in IAS 33 in calculating the denominator in connection with the issuance of Pre-Funded and Abeyance Shares. Management have recognised the warrants from the date of grant rather than the date of issue of the corresponding Ordinary Shares when calculating the denominator.

The Group has made a loss in the current and previous periods presented, and therefore the options and warrants are anti-dilutive. As a result, diluted earnings per share is presented on the same basis as basic earnings per share.